JBSS INVESTOR PRESENTATION August 2016 NASDAQ - JBSS Exhibit 99.1

Some of the statements in this presentation and any statements by management constitute “forward-looking statements” about John B. Sanfilippo & Son, Inc. Such statements include, in particular, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. In some cases, you can identify forward-looking statements by the use of words such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “forecast,” “predict,” “propose,” “potential” or “continue” or the negative of those terms or other comparable terminology. These statements represent our present expectations or beliefs concerning future events and are not guarantees. Such statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement. We caution that forward-looking statements are qualified by important factors, risks and uncertainties that could cause actual results to differ materially from those in the forward- looking statements. Our periodic reports filed with the Securities and Exchange Commission, including our Forms 10-K and 10-Q and any amendments thereto, describe some of these factors, risks and uncertainties. Forward-Looking Statements

One of the largest nut processors in the world with fiscal 2016 annual net sales in excess of $952 million State-of-the-art nut processing capabilities, including what we believe is the single largest nut processing facility in the world A North American market leader in every major selling channel – from consumer and commercial ingredient customers to contract manufacturing customers Dual consumer strategy of branded nut and dried fruit programs (Fisher, Orchard Valley Harvest) as well as private brands Commodity procurement expertise with buyers averaging over 20+ years experience A category leader in packaging and product innovation Vertically integrated nut processing operation for pecans, peanuts and walnuts Who is JBSS?

We Are Experts In Every Nut Type % of total gross sales Full assortment of nut types Full variety of value-added products Wide variety of dried fruit and other snack products Customized, unique product formulas Fiscal Year 2016

Consistent success over past 5 fiscal years Diluted EPS improvement of 70% from FY 12 to FY 16 Net Sales increased by 7% over FY 15 to a record $952.1 million

Vision To be the global source for nuts, committed to quality, expertise and innovation that delivers an unmatched experience to our customer and consumer Core Values Integrity People Investment Customer Driven Quality Innovation Execution Continuous Improvement Safety Resource Conservation

FY 2016 Strategy Update

Grow distribution so more consumers can purchase JBSS products Develop sales in Alternative Channels Launch innovative products, sizes and marketing programs to build consumer demand Expand Consumer Reach

Fisher recipe nuts increased market share by +2.9 points*. Fisher snack nuts market share grew +0.6 point in the high franchise Midwest. Orchard Valley Harvest expanded distribution over FY 2015. FY 2016 Accomplishments *Source: IRI: Total Nut Category – Multi Outlet Geography Fiscal Year Ending 6/26/16

Leveraged our innovation capabilities to launch 30 new items for our key contract manufacturing customers. Optimized Food Service and Industrial ingredient customer and product portfolios. Expanded Fisher brand awareness and distribution in the Commercial Ingredients channel. FY 2016 Accomplishments

Nut Category Review

Steady Increase in Nut Retail Prices Since FY 2011 Source: IRI: Total Nut Category – Multi Outlet Geography Time Periods: to FY 11 Year Ending 7/3/11 to FY 2016 data ending 6/26/16 + 31% since FY 2011

Retail Prices Up Across Most Major Nut Types over the Last 5 Years Source: IRI: Total Nut Category – Multi Outlet Geography Time Periods: to FY 11 Year Ending 7/3/11 to FY 2016 data ending 6/26/16

Steady Category $ Growth Source: IRI: Total Nut Category – Multi Outlet Geography Time Periods: to FY 11 Year Ending 7/3/11 to FY 2016 data ending 6/26/16

JBSS Sales Channel Updates

$561 Fiscal 2016 Net Sales $952 Million Business Channel Diversification (Millions of $) $31 $223 $137

Fiscal 2016 Net Sales $561 Million Consumer 59% vs. FY 15 FY 2016 Consumer Channel 6.1%

Fiscal 2016 Net Sales $223 Million FY 2016 Commercial Ingredients Channel vs. FY ‘15

FY 2016 Contract Packaging Channel Fiscal 2016 Net Sales $137 Million

FY 2016 Export Channel Fiscal 2016 Net Sales $31 Million

FY 2016 Financial Milestones

JBSS Stockholders’ Equity FYs 1991- 2016 In millions of $

JBSS Net Sales FYs 1991- 2016 Increased Pound volume and Prices De-emphasized Industrial Sales, Lower Prices Low Carb Diet Run Up $952 million In millions of $

JBSS Total Outstanding Debt FYs 1991- 2016 In millions of $

JBSS Total Outstanding Debt As % of Net Sales FYs 1991 – 2016

EBITDA EBITDA consists of earnings before interest, taxes, depreciation, amortization and noncontrolling interest. EBITDA is not a measurement of financial performance under accounting principles generally accepted in the United States of America ("GAAP"), and does not represent cash flow from operations. EBITDA is presented solely as a supplemental disclosure because management believes that it is important in evaluating JBSS's financial performance and market valuation.  In conformity with Regulation G, a reconciliation of EBITDA to the most directly comparable financial measures calculated and presented in accordance with GAAP is presented in the following slide.

Reconciliation of Net Income (Loss) to EBITDA   FY 2007 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 (in $,000's)       NET INCOME (LOSS) (13,577) (5,957) 6,917 14,425 2,835 17,122 21,760 26,287 29,305 30,395 INTEREST EXPENSE 9,347 10,502 7,646 5,653 6,444 5,364 4,754 4,354 3,966 3,492 INCOME TAX EXPENSE (BENEFIT) (7,520) (897) (259) 8,447 (49) 9,099 13,536 13,545 15,559 16,067     DEPRECIATION / AMORTIZATION 13,584 15,742 15,922 15,825 16,968 17,117 16,717 16,278 16,284 16,585     EBITDA 1,834 19,390 30,226 44,350 26,198 48,702 56,767 60,464 65,114 66,539     NET SALES 540,858 541,771 553,846 561,633 674,212 700,575 734,334 778,622 887,245 952,059     EBITDA MARGIN (% OF NET SALES) 0.3% 3.6% 5.5% 7.9% 3.9% 7.0% 7.7% 7.8% 7.3% 7.0%     POUNDS SOLD (000‘s) 246,142 221,958 217,465 224,302 232,746 212,553 221,762 240,417 253,514 270,144     EBITDA PER POUND SOLD 0.007 0.087 0.139 0.198 0.113 0.229 0.256 0.251 0.257 0.246

EBITDA* * EBITDA is a non-GAAP measure. See slide entitled “Reconciliation of Net Income (Loss) to EBITDA” for reconciliation to GAAP measure (in $ thousands)

PEANUT AND TREE NUT SPOT MARKET PRICES VS. JBSS ROLLING 4 QTR. GROSS MARGIN %

FY 2016 Brand Marketing Overview

Recipe Nuts Snack Nuts Grow Brands

Recipe Nuts

Strong Growth on the Fisher Recipe in FY 16 Total Fisher Recipe Brand Growth FY 16 vs. FY 15 +6% +12% Recipe Nuts POUND SALES DOLLAR NET SALES Source: JBSS shipment data

Fisher Recipe has Grown Market Share Source: IRI: Total Recipe Nut Category – Multi Outlet Geography – FY 2016 Data Ending 6/26/16

Strong, Sustained Growth for Fisher Recipe for 4+ Fiscal Years Source: IRI: Total Recipe Nut Category – Multi Outlet Geography – FY 2016 Data Ending 6/26/16

“No Preservatives” Message Key Driver for Share Growth

Continue to Build Fisher Brand Equity with Food Network Sponsorship

Integrated Marketing Key to Building Brand Equity Website Social Media Public Relations Food Network Email

Building Brand Presence and Equity “Away From Home” Merchandised Foodservice Location

Snack Nuts

Fisher Snack Nut Strategy Focuses on Midwest High Franchise Markets Snack Nuts

Strong Growth on the Fisher Recipe in FY 16 Total Fisher Recipe Brand Growth FY 16 vs. FY 15 +5% +10% POUND SALES DOLLAR NET SALES Source: JBSS shipment data Snack Nuts

We Are Growing our Pound Share in High Franchise Markets Snack Nuts Source: IRI: Total Snack Nut Category – Core Franchise (Minneapolis, Milwaukee, Chicago and St. Louis) Multi Outlet Geography – FY 2016 Data Ending 6/26/16. The above are percentage of pound share.

Driving Results on our Core Dry Roast Peanut Business Source: IRI: Total Snack Nut Category – Core Franchise (Minneapolis, Milwaukee, Chicago and St. Louis) Multi Outlet Geography – FY 2016 Data Ending 6/26/16

New Look for Fisher Snack Nuts

A Snack Bite Combining Consumer Favorites

Fisher Nut Exactly 4 Great Popcorn Varieties for Grocery Channel Unique Varieties for the Club Channel

Meeting Needs of the Snack Consumer New Segment: Lighter than nuts, more substantial than popcorn Indulgent Healthier Snacking Yogurt/Veggies Popcorn Nuts Chips Candy Bars

Retailers Like our New Snacking Concept Too

Marketing Support is Designed to Build Consumer Awareness and Drive Trial Social Media/ Digital In-Store PR Media Outreach Blogger Outreach Trial & Awareness Vehicles 51

Pure and Simple Goodness

Our Orchard Valley Harvest Brand is On-Trend with Today’s Consumer Pure & Simple Goodness Supports a healthy lifestyle Close to the earth

The Brand Consumers Trust for Pure & Simple Goodness

Strong Growth of Our Produce Brands Produce Brand Growth FY 16 vs. FY 15* +41% +55% POUND SALES DOLLAR NET SALES Source: JBSS shipment data * Includes Sunshine Country

Source: IRI: Ttl Produce Nut Category – Total US MULO Geography– FY 2016 Data Ending 6/26/16 *Note: % ACV refers to % “All Commodity Volume” as measured by IRI Strong Distribution Gains

Source: The Hartman Group : Eating Occasions, Compass 2012 The Hartman Group: Reimagining Health and Wellness, 2013 Snacking accounts for over 53% of all eating occasions in the U.S. 38% of consumers snack several times per day Grab ‘n Go Mini’s Multi-Packs We continue to expand our portfolio to address consumer demand for on-the-go Goodness

Expanding to Front of House Foodservice Locations University Setting Sodexho B&I Location Michigan Ski Resort

Impactful Marketing Support PR / Blogger Outreach / Trial & Awareness In-Store Merchandising / New Packaging Digital Initiatives Website / Ibotta

Thank You!